Cash and Due from Banks	12 Months Ended
Dec. 31, 2014
Cash and Cash Equivalents [Abstract]
Cash and Due from Banks

Note 3. Cash and Due from Banks

Certain reserves are required to be maintained at the Federal Reserve Bank. The requirement as of December 31, 2014 and 2013 was $0.0 million and $32.0 million, respectively. The reduction in the required reserve was due to the Company’s regulatory reclassification of deposits in 2014. At December 31, 2014 the Company had only one account at correspondent banks, excluding the Federal Reserve Bank, that exceeded the FDIC insurable limit of $250,000. This account was over the insurable limit by $1,000. At December 31, 2013 the Company did not have accounts at correspondent banks, excluding the Federal Reserve Bank, that exceeded the FDIC insurable limit of $250,000.